Comerica Incorporated Annual Meeting of Shareholders April 22, 2014Comerica Bank TowerDallas, TX Call to Order 2

Quorum 3 Proposal IElection of Directors 4

Proposal IIRatification of the Appointmentof Independent Auditors 5 Proposal IIIApproval of a Non-Binding, Advisory Proposal Approving Executive Compensation 6

A Motion to Vote 7 Polls Open for Voting 8

Polls Closed 9 Voting Results 10

Adjournment

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Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

12

Chairman and Chief Executive Officer’s Presentation 13 By Providing a Higher Level of BankingWe Raise the Expectations of What a Bank Can Be 14

11.5.13 15 growth and profitability by delivering a higher level of banking that nurtures lifelong relationships with unwavering integrity and financial prudence. To achieve balanced 11.5.13 16

Overview

- 2013 and first quarter 2014 financial results
- Our solid capital position
- Stock performance
- Executive compensation
- Focusing on opportunities ahead
- Ongoing commitments to community, diversity & sustainability
- Questions and answers

Comerica Bank

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Financial Summary

	1Q14	4Q13	2013	2012
Diluted income per common share[1]	$0.73	$0.62	$2.85	$2.67
Net interest income	$410	$430	$1,672	$1,728
Loan accretion	12	23	49	71
Provision for credit losses	9	9	46	79
Noninterest income	208	219	826	818
Noninterest expenses	406	473	1,722	1,757
Litigation related expenses	3	52	52	23
Net income	139	117	541	521
Total average loans	$45,075	$44,054	$44,412	$43,306
Total average deposits	52,770	52,769	51,711	49,533
Tier 1 common capital ratio[3]	10.54%[4]	10.64%		
Basel III Tier 1 common capital ratio[3,4]	10.3%	10.3%		
Average diluted shares (millions)	*187*	*186*		

$ in millions, except per share data • [1]Calculated using net income attributable to common shares • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI) • [4]Estimated

Comerica Bank

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Solid Shareholder ReturnIncreasing Bottom Line & Book Value 1Dividends per common share 2.09 2.67 2.85 2011 2012 2013 0.40 0.55 0.68 2011 2012 2013 Earning Per Share Growth($ per share) +70% Book Value Per Share Growth($ per share) 34.80 36.87 39.23 2011 2012 2013 +13% Dividends Per Share1 Growth($ per share) +36% 47% 79% 76% 19% 21% 23% 2011 2012 2013 Shares Repurchased Dividend Shareholder Payout 19 Stock Performance Note: PBI: Incentive Peer Bank Index; BKX: KBW Bank Index; SPX: S&P 500 Index 20 Year-to-Date Performance(Price per share from January 1, 2014 to April 17, 2014)2013 Performance(Price per share from January 1, 2013 to December 31, 2013) SPX PBIBKXSPX PBIBKX 59.4% 56.7% 51.0% 46.9% 40.0% 38.7% 38.4% 29.8% 28.2% 21.8% 18.2% 17.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% KEY CMA HBA N SNV ZIO N RF FITB ST I BBT BOK F MTB FHN 4.4% 3.3% 3.1% 1.9% 1.6% 1.0% 1.0% 0.9% -0.4% -3.5% -4.6% -8.1% -5% 0% 5% MTB RF ST I CMA BB T KEY BOK F ZIO N FITB FHN HBA N SNV

Executive Compensation Comerica Compensation Philosophy  Align the interests of management with those of the shareholder Attract, retain, and motivate superior executive talent Balanced approach to executive compensation program • Competitive base salaries • Short and long-term management cash incentive awards based on performance • Long-term stock incentive awards  Strong pay for performance philosophy Senior officers are subject to stock ownership guidelines 21 In Response to Feedback in 2013, We Made Important Changes to our Executive Compensation Programs for 2014  Implemented a new three-year performance share program Eliminated duplicate metrics in short- and long-term incentives  Restructured the short-term cash incentive program to measure absolute (actual) performance Updated funding scale for long-term cash incentive program Adopted forfeiture provision for unvested equity awards Revised stock ownership guidelines for CEO 22

Footprint Reflects Balanced Growth Strategy

Banking Centers By State[1]


215
136
105
9
18


2003
72%
14%
12%
2%
360 Banking Centers
2013
44%
28%
22%
4%
2%
483 Banking Centers

[1]At 12/31/13

Comerica Bank

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Focus on Growth in California & Texas
Maintain Leadership Position in Michigan


Average Loans
10.1
10.2
9.9
9.8
10.4
+6%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Deposits
10.0
10.2
10.3
10.5
10.9
+3%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans
13.5
13.9
14.0
14.4
14.8
+3%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Deposits
14.4
14.7
14.6
15.2
14.8
-3%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Loans
13.7
13.6
13.3
13.3
13.5
+1%
1Q13 2Q13 3Q13 4Q13 1Q14
Average Deposits
20.3
20.2
20.5
20.5
20.6
+1%
1Q13 2Q13 3Q13 4Q13 1Q14

$ in billions

Comerica Bank

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Business Bank Strategy Provides a Strong Foundation


Exceptional Service
Value-Added Financial Solutions
Deep and Enduring Relationships
Mutual Trust
Profitability

Comerica Bank

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The Retail Bank & Wealth Management Organizational Goals


Funding
Growth
Balance[1]
The Retail Bank
Wealth Management
Retail Banking
Small Business
Private Banking
Advisory Services

[1] Balance between the lines of business

Comerica Bank

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Collaboration is Key

2013 Results

$546 million

In Opening Balances

3,795

Qualified Referrals


Retail Banking
Business Bank
Small Business
Wealth Management

Comerica Collaborates

- Educate, train, incent teamwork
- Building deep relationships
- Business Bank products:
  - Treasury Management
  - Commercial Card
  - Merchant Services
  - Letters of Credit
  - Foreign Exchange
  - Insurance
- Wealth Management products:
  - Private Banking
  - Asset Management
  - Securities/ Capital Markets
  - 401K/ Trust Advisory
- Retail Bank products:
  - On the Job Banking

Comerica Bank

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Recent Award Announcements

BEST US REGIONAL BANKS

GLOBAL FINANCE

Best Regional Bank: Southwest

Based on:
- Assets
- Profitability
- Strategic Relationships
- Customer Service
- Competitive Pricing
- Innovative Products

GREENWICH ASSOCIATES Greenwich Excellence 2013

2013 Greenwich Awards Most Awards of any US Bank	Middle Market[1]	Small Business[2]
Overall Satisfaction	✓	✓[3]
Relationship Manager Capability	✓	✓
Financial Stability	✓	✓
Investment Banking	✓	
International Service	✓	
Likelihood to Recommend	✓	
Personal Banking Satisfaction	✓	
Treasury Management:		
• Overall Satisfaction	✓	✓
• Accuracy of Operations	✓	✓
• Customer Service	✓	✓
• Product Capabilities	✓	
• Sales Specialist Performance	✓	

[1]Based on nearly 14,000 interviews with businesses with sales of $10-$500MM across the country • [2]Based on over 17,000 interviews with businesses with sales $1-$10MM across the country • [3]Overall Satisfaction – West. Comparisons are based on only those banks operating in each region.

Comerica Bank

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Strong Commitment to Community

$8 Million

contributed to not-for-profit organizations

72,000+ Hours

volunteered by employees



Comerica Bank

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Diversity
Continue to receive national recognition
guidance.
Comerica Bank

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Leader in Sustainability 31

Q&A
Comerica Bank
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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Tier 1 and Tier 1 common capital[1,2]	6,961	6,895	6,862	6,800	6,748
Risk-weighted assets[1,2]	66,051	64,825	64,027	65,220	65,099
Tier 1 and Tier 1 common capital ratio	***10.54%***	***10.64%***	***10.72%***	***10.43%***	***10.37%***
Total shareholders' equity	$7,283	$7,153	$6,969	$6,911	$6,988
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	16	17	18	20	21
Tangible common equity	$6,632	$6,501	$6,316	$6,256	$6,332
Total assets	$65,681	$65,227	$64,670	$62,947	$64,885
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	16	17	18	20	21
Tangible assets	$65,030	$64,575	$64,017	$62,292	$64,229
Tangible common equity ratio	***10.20%***	***10.07%***	***9.87%***	***10.04%***	***9.86%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]March 31, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

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Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Tier 1 common capital[3]	$6,961	$6,895	$6,862	$6,800	$6,748
Basel III adjustments[2]	(3)	(6)	(4)	--	(1)
Basel III Tier 1 common capital[2]	$6,958	$6,889	$6,858	$6,800	$6,747
Risk-weighted assets[1,3]	$66,051	$64,825	$64,027	$65,220	$65,099
Basel III adjustments[2]	1,603	1,754	1,726	2,091	1,996
Basel III risk-weighted assets[2]	$67,654	$66,579	$65,753	$67,311	$67,095
Tier 1 common capital ratio[3]	10.5%	10.6%	10.7%	10.4%	10.4%
Basel III Tier 1 common capital ratio[2]	10.3%	10.3%	10.4%	10.1%	10.1%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and excluding most elements of AOCI.

[3]March 31, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

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